                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            ATLANTIC REALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017

                                                                  April 12, 2002

Dear Shareholders:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Thursday, May 16, 2002, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 26th Floor, Room 2600. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

     It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

     Thank you for your interest in Atlantic Realty Trust.

                                          Sincerely,

                                          [/s/ Joel M. Pashcow]

                                          JOEL M. PASHCOW
                                          Chairman of the Board and President

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017
                            ------------------------

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2002
                            ------------------------

To the Shareholders of Atlantic Realty Trust:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Thursday, May 16, 2002, at the office of Proskauer Rose LLP, 1585 Broadway, New York, New York, 10036, 26th Floor, Room 2600 to consider and act upon the following matters:

        (1) To elect six trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

        (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2002; and

        (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Your Board of Trustees recommends a Vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

     The Board of Trustees has fixed the close of business on April 4, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York, 10017.

                                          By Order of the Board of Trustees

                                          [/s/ Joel M. Pashcow]

                                          JOEL M. PASHCOW
                                          Chairman of the Board and President

New York, New York
April 12, 2002

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

                             ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                      2002 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 16, 2002
                            ------------------------

                                  INTRODUCTION

                                                                  April 12, 2002

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 2002 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 26th Floor, Room 2600 on Thursday, May 16, 2002 at 10:00 a.m. At the meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all six trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2002, and (3) to act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 12, 2002. The Board of Trustees has fixed the close of business on April 4, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

     Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending December 31, 2002. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel.

     The Trust's 2001 Annual Report (the "Annual Report") is being mailed to the shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 2001, may be obtained, without charge, by writing to the Trust, Attention: Edwin
R. Frankel.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     The Board of Trustees of the Trust consists of six trustees. At the Meeting, each of the six trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 2003 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as trustee of the Trust.

     If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

INFORMATION REGARDING TRUSTEE NOMINEES

     Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:

                                                                                      YEAR FIRST
       NAME OF TRUSTEE/NOMINEE                                                         BECAME A
             FOR ELECTION               AGE            PRINCIPAL OCCUPATION            TRUSTEE
       -----------------------          ---            --------------------           ----------
Joel M. Pashcow.......................  59    Chairman and President of the Trust        1996
                                              since its inception on February 29,
                                              1996. He has been a member of the Bar
                                              of the State of New York since 1968.
                                              Chairman of RPS Realty Trust ("RPS"
                                              and now Ramco-Gershenson Properties
                                              Trust), the predecessor of the Trust,
                                              from inception (December 1988) through
                                              May 1996. Mr. Pashcow is a graduate of
                                              Cornell University and Harvard Law
                                              School. Mr. Pashcow is also a trustee
                                              of Ramco-Gershenson Properties Trust
                                              (f/k/a RPS) and Chairman of its
                                              Executive Committee.
Edwin J. Glickman.....................  69    Executive Vice President of Capital        1996
                                              Lease Funding Corp., a company engaged
                                              in commercial real estate lending,
                                              since January 1995. Prior to that, Mr.
                                              Glickman was President of the Glickman
                                              Organization, Inc. ("Glickman") from
                                              January 1992 to December 1994.
                                              Glickman conducted real estate
                                              investment consulting services and
                                              real estate financial services,
                                              including mortgage brokerage,
                                              arranging joint ventures and equity
                                              financing. Prior to

                                                                                      YEAR FIRST
       NAME OF TRUSTEE/NOMINEE                                                         BECAME A
             FOR ELECTION               AGE            PRINCIPAL OCCUPATION            TRUSTEE
       -----------------------          ---            --------------------           ----------
                                              that, Mr. Glickman was Chairman of the
                                              Executive Committee of Schoenfeld
                                              Glickman Maloy Inc. from May 1989, a
                                              company that conducted real estate
                                              financial services, including mortgage
                                              brokerage, arranging joint ventures
                                              and equity financing. He also served
                                              successively as Executive Vice
                                              President, President and Vice Chairman
                                              of Sybedon Corporation from 1977 to
                                              1993, which is a company that
                                              conducted real estate financial
                                              services, including mortgage
                                              brokerage, arranging joint ventures
                                              and equity financing. In all
                                              positions, Mr. Glickman has been
                                              engaged in real estate financial
                                              services, including mortgage
                                              brokerage, arranging joint ventures
                                              and equity financing.
Stephen R. Blank......................  56    Senior Fellow, Finance of the Urban        1996
                                              Land Institute ("ULI"). Mr. Blank is
                                              also a director of West Coast
                                              Hospitality Corporation, a New York
                                              Stock Exchange-listed corporation and
                                              BNP Residential Trust, Inc., an
                                              American Stock Exchange-listed REIT.
                                              Prior to joining the ULI in December
                                              of 1998, Mr. Blank was a Managing
                                              Director, Real Estate Investment
                                              Banking of CIBC Oppenheimer Corp.
                                              ("Oppenheimer") since November 1,
                                              1993. Prior to joining Oppenheimer,
                                              Mr. Blank was a Managing Director,
                                              Real Estate Corporate Finance, of
                                              Cushman & Wakefield, Inc. for four
                                              years. Prior to that, Mr. Blank was
                                              associated for ten years with Kidder,
                                              Peabody & Co. Incorporated as a
                                              Managing Director of the firm's Real
                                              Estate Group. Mr. Blank graduated from
                                              Syracuse University in 1967 and was
                                              awarded a Masters Degree in Business
                                              Administration (Finance Concentration)
                                              by Adelphi University in 1971. He is a
                                              member of the ULI and the American
                                              Society of Real Estate Counselors.
                                              Since September 1998, Mr. Blank has
                                              been an adjunct professor in the Real
                                              Estate Executive MBA Program at
                                              Columbia University Graduate School of
                                              Business. He has lectured before the
                                              Practicing Law Institute, the Urban
                                              Land Institute and the International
                                              Council of Shopping Centers. Mr. Blank
                                              is also a trustee of Ramco-Gershenson
                                              Properties Trust (f/k/a RPS).
Edward Blumenfeld.....................  61    A principal of Blumenfeld Development      1996
                                              Group, Ltd., a real estate development
                                              firm

                                                                                      YEAR FIRST
       NAME OF TRUSTEE/NOMINEE                                                         BECAME A
             FOR ELECTION               AGE            PRINCIPAL OCCUPATION            TRUSTEE
       -----------------------          ---            --------------------           ----------
                                              principally engaged in the development
                                              of commercial properties, since 1978.
Arthur H. Goldberg....................  59    President of Manhattan Associates,         1996
                                              LLC, a merchant and investment banking
                                              firm since February 1994. Prior to
                                              that, Mr. Goldberg was Chairman of
                                              Reich & Company, Inc. (f/k/a Vantage
                                              Securities, Inc.), a securities
                                              brokerage and investment brokerage
                                              firm from January 1990 to December
                                              1993. Mr. Goldberg was employed by
                                              Integrated Resources, Inc. from its
                                              inception in December 1968, as
                                              President and Chief Operating Officer
                                              from May 1973 and as Chief Executive
                                              Officer from February 1989 until
                                              January 1990. On February 13, 1990,
                                              Integrated Resources, Inc. filed a
                                              voluntary petition for reorganization
                                              under Chapter 11 of the United States
                                              Bankruptcy Code. Mr. Goldberg has been
                                              a member of the Bar of the State of
                                              New York since 1967. He is a graduate
                                              of New York University School of
                                              Commerce and its School of Law. Mr.
                                              Goldberg is also a trustee of
                                              Ramco-Gershenson Properties Trust
                                              (f/k/a RPS).
William A. Rosoff.....................  58    Vice Chairman of the Board of              1996
                                              Directors of Advanta Corporation, a
                                              financial services company, since
                                              January 1996 and President of Advanta
                                              Corporation since October 1999. Prior
                                              thereto, Mr. Rosoff was associated
                                              with the law firm of Wolf, Block,
                                              Schorr and Solis-Cohen since 1969, a
                                              partner since 1975. Mr. Rosoff is a
                                              past chairman of that firm's Executive
                                              Committee and is a past chairman of
                                              its tax department. Mr. Rosoff served
                                              on the Legal Activities Policy Board
                                              of Tax Analyst, the Advisory Board for
                                              Warren, Gorham and Lamont's Journal of
                                              Partnership Taxation, and has served
                                              on the Tax Advisory Boards of Commerce
                                              Clearing House, and Little, Brown and
                                              Company. Mr. Rosoff also serves on the
                                              Advisory Group for the American Law
                                              Institute. He is a fellow of the
                                              American College of Tax Counsel. Mr.
                                              Rosoff is a member of the Board of
                                              Regents of the Philadelphia chapter of
                                              the American Society for Technion. Mr.
                                              Rosoff earned a B.S. degree with
                                              honors from Temple University in 1964,
                                              and earned an L.L.B. magna cum laude
                                              from the University of Pennsylvania
                                              Law School in 1967.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR EACH OF JOEL M. PASHCOW, EDWIN J. GLICKMAN, STEPHEN R. BLANK, EDWARD BLUMENFELD, ARTHUR H. GOLDBERG AND WILLIAM A. ROSOFF AS TRUSTEES OF THE TRUST TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

EXECUTIVE OFFICERS

     The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

     Edwin R. Frankel (age 56) became Executive Vice President, Chief Financial Officer and Secretary of the Trust in May 1996. From 1988 to May 1996, Mr. Frankel was employed in a variety of positions with RPS (now known as Ramco-Gershenson Properties Trust), most recently as its Senior Vice President and Chief Financial Officer.

                    THE BOARD OF TRUSTEES AND ITS COMMITTEES

     Trustee Meetings. The business of the Trust is conducted under the general management of the Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently six trustees. During the year ended December 31, 2001, the Board of Trustees held two formal meetings, on February 7, 2001 and May 17, 2001. At the February 7, 2001 meeting Messrs. Goldberg and Blumenfeld were absent. At the May 17, 2001 meeting Messrs. Goldberg and Rosoff were absent.

     The Trust's Board of Trustees presently has an Audit Committee and a Disposition Committee. The Trust's Board of Trustees has no standing Nominating Committee or Compensation Committee, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such circumstances will have the authority and responsibility as delegated by the Board of Trustees.

     Audit Committee. The Audit Committee was established on October 22, 1997, and currently consists of Messrs. Blank, Goldberg and Glickman. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one formal meeting during 2001, at which Mr. Goldberg was absent.

     Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of Management, the orderly disposition of the Trust's assets. During 2001, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trust's remaining real estate asset, however, no formal meetings of the Disposition Committee were held.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Trust's Board of Trustees determines compensation for the Trust's sole executive officer that receives compensation from the Trust. Although Mr. Pashcow, the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Shown below is certain information as of March 14, 2002, with respect to the beneficial ownership of Shares by each Trustee, executive officer and each person known to the Trust to beneficially hold more than 5% of the Shares:

                                                               NUMBER OF
                                                                 SHARES       PERCENT
                                                              BENEFICIALLY      OF
NAME OF BENEFICIAL OWNER                                        OWNED(1)       CLASS
------------------------                                      ------------    -------
Joel M. Pashcow.............................................       94,154(2)    2.64%
Arthur H. Goldberg..........................................       24,487(3)       *
William A. Rosoff...........................................            0          *
Stephen R. Blank............................................          981(4)       *
Edward Blumenfeld...........................................          125          *
Edwin J. Glickman...........................................            0          *
Edwin R. Frankel............................................            0          *
All Trustees and Executive Officers as a group (8
  persons)..................................................      119,747       3.36%
Private Management Group, Inc., an investment advisor in a
  fiduciary capacity........................................      698,155(5)    19.6%
Kimco Realty Corporation....................................    1,038,037(6)    29.1%

---------------
 *  Less than 1% of class.

(1) All amounts are directly owned unless stated otherwise.

(2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

(3) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.

(4) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.

(5) Beneficial ownership information is based on the Schedule 13G/A filed by Private Management Group, Inc. with the Securities and Exchange Commission on February 7, 2002. The business address of Private Management Group, Inc. is 20 Corporate Park, Suite 400, Irvine, California 92606.

(6) Beneficial ownership information is based on the Schedule 13D/A filed by Kimco Realty Corporation with the Securities and Exchange Commission on August 9, 2001. The business address of Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.

                    MANAGEMENT COMPENSATION AND TRANSACTIONS

     Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Except for Mr. Frankel, no other executive officer of the Trust received total annual compensation in excess of $100,000 during any of the Trust's three most recent fiscal years.

                                                     LONG TERM COMPENSATION             PAYOUTS
                                    ANNUAL          -------------------------   -----------------------
                                 COMPENSATING                      RESTRICTED   SECURITIES
NAME AND                            AWARDS          OTHER ANNUAL     STOCK      UNDERLYING
PRINCIPAL                    --------------------   COMPENSATION    AWARD(S)     OPTIONS/       LTIP       ALL OTHER
POSITION               YEAR  SALARY($)   BONUS($)       ($)           ($)        SARS($)     PAYOUTS($)   COMPENSATION
---------              ----  ---------   --------   ------------   ----------   ----------   ----------   ------------
Edwin R. Frankel*....  1999   160,735      None         4,837**       None         None         None          None
  (Executive Vice
  President, Chief     2000   165,557      None         5,142**       None         None         None          None
  Financial Officer
  and Secretary)       2001   170,317      None        11,200**       None         None         None          None

---------------
 * No other executive officer received compensation in excess of $100,000.

** Includes approximately $1,000 in imputed interest under a loan extended from the Trust to Mr. Frankel under his employment agreement described below. See "Report on Executive Compensation."

                              TRUSTEE COMPENSATION

     The Trustees do not receive any compensation for serving and likewise do not receive any compensation for attending meetings or for serving on any committee of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 2001, Messrs. Edwin Glickman and Edward Blumenfeld each earned fees of $25,000 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

                        REPORT ON EXECUTIVE COMPENSATION

     All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 2001, the compensation payable to Edwin R. Frankel, the Trust's Executive Vice President, Chief Financial Officer and Secretary, was received pursuant to an employment agreement entered into between the Trust and Mr. Frankel on June 11, 1998 (the "Frankel Employment Agreement"). The Frankel Employment Agreement provides for a base salary of $158,000 (as adjusted from time to time, the "Base Salary") per annum. The term of the Frankel Employment Agreement is from June 11, 1998 until the date of a "change of control" of the Trust (as defined in the Frankel Employment Agreement) unless earlier terminated by either Mr. Frankel or the Trust upon written notice. The Frankel Employment Agreement also provides that Mr. Frankel will be entitled to a one-time payment upon the liquidation of the Trust or a Change of Control of 150% of Mr. Frankel's Base Salary as in effect at such time. In addition, the Frankel Employment Agreement provides for a loan in the principal amount of $37,500, which loan is evidenced by a promissory note, dated June 11, 1998, made by Mr. Frankel in favor of the Trust (the "Frankel Note"). The Frankel Note will be canceled upon the occurrence of certain conditions, including a Change of Control or liquidation of the Trust. In January 2000, the Frankel Employment Agreement was amended to additionally provide that Mr. Frankel's estate or designated beneficiary will be entitled to receive a one-time payment of 150% of his Base Salary as in effect at the time of his demise. Mr. Pashcow served as the Trust's Chairman and President during 2001 without compensation.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCK PERFORMANCE GRAPH AND THE REPORT ON EXECUTIVE COMPENSATION SET FORTH ABOVE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                            STOCK PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return for the period from December 31, 1996 through December 31, 2001 (assuming reinvestment of any dividends) among the Trust, the Standard & Poor"s ("S&P") 500 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.

Graph to Come

                                                                      PERIOD ENDING
                               ---------------------------------------------------------------------------------------
                                 12/31/96       12/31/97       12/31/98       12/31/99       12/31/00       12/31/01
INDEX                          ------------   ------------   ------------   ------------   ------------   ------------
----------------------------------------------------------------------------------------------------------------------
Atlantic Realty Trust                100.00         119.75          88.98          79.74          92.28          90.86
S&P 500                              100.00         133.37         171.44         207.52         188.62         166.22
NAREIT All Equity REIT Index         100.00         120.26          99.21          94.63         119.59         136.24

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports or ownership and changes in ownership with the Securities Exchange Commission (the "Commission"). Officers, trustees, and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.

                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees of the Trust, upon recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 2002. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Trust's annual financial statements for the fiscal year ending December 31, 2001 and for reviews of the financial statements included in the Trust's Form 10-Q for that year were $47,000.00.

     Financial Information Systems Design and Implementation Fees. Deloitte & Touche LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

     Non-Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Trust, other than services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were $11,750.00. These fees relate to the tax activities of the Trust.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust.

                             AUDIT COMMITTEE REPORT

     The audit committee has reviewed and discussed the audited financial statements contained in the Trust's Annual Report on Form 10-K with the Trust's management and the independent auditors.

     The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as may be modified or supplemented.

     The audit committee has received the written disclosures and the letter from the independent accounts required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent account's independence. The Committee has also considered whether the provision of non-audit services is compatible with the accountants' independence.

     Based on discussions with management and with the independent accountants, the audit committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K, for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

     Members of the Audit Committee:

     Stephen R. Blank, Chair
     Edwin J. Glickman
     Arthur H. Goldberg

                            SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustee an employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.

                             ADVANCE NOTICE BY-LAW

     The By-Laws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 2003 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 2002 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 2003 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.

                             SHAREHOLDER PROPOSALS

     The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its annual meeting of shareholders for 2003, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's annual meeting of shareholders for 2003 must be in writing and must be received by the Trust at its executive offices on or before December 18, 2002 for inclusion in the Trust's proxy statement and the form of proxy relating to the 2003 annual meeting. Any such proposal should be mailed to: Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel, Secretary.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          [/s/ Edwin R. Frankel]

                                          EDWIN R. FRANKEL
                                          Secretary

New York, New York
April 12, 2002

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             ATLANTIC REALTY TRUST

                                  May 16, 2002







              | Please Detach and Mail in the Envelope Provided |

      Please mark your
 A[X] votes as in this
      example.


                For all         Withhold authority to
            nominees listed         vote for all
               at right         nominees listed at right

1. ELECTION      [  ]                   [  ]        Nominees: Stephen R. Blank
   OF                                                         Edward Blumenfeld
   TRUSTEES                                                   Edwin J. Glickman
                                                              Arthur H. Goldberg
INSTRUCTIONS: To withhold authority to vote for               Joel M. Pashcow
individual nominee(s) strike a line through each such         William A. Rosoff
nominee's name in the list at the right. Your shares
will be voted for the remaining nominees(s).
                                                         FOR    AGAINST   FOR
2. Ratification of the selection by the Board of         [  ]    [  ]    [  ]
   Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year commencing January 1, 2002.

In their discretion, the proxies are authorized to vote upon such matters as may properly come before the 2002 Annual Meeting, or any adjournment thereof, or upon matters incident to the conduct of the 2002 Annual Meeting.

Please read the reverse side of this card.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?   DO YOU HAVE ANY COMMENTS?

-------------------------   -------------------------

-------------------------   -------------------------

-------------------------   -------------------------



SIGNATURE               DATE          SIGNATURE                 DATE
        -----------------    ---------         -----------------    ---------

Note: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

                             ATLANTIC REALTY TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                 Annual Meeting of Shareholders - May 16, 2002

     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Thursday, May 16, 2002, at 10:00 a.m. (the "2002 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 2002 Annual Meeting and otherwise to represent those signing on the reverse side at the 2002 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 2002 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the 2002 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

     This proxy when properly executed will be voted in the manner directed by the undersigned shareholders(s). If no other Indication is made, the proxies shall vote "For" proposal numbers 1, 2 and 3.

     A vote FOR the trustee nominees and FOR proposal numbers 2 and 3 is recommended by the Board of Trustees.

                 PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE.